SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 22, 2000

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2000-S6)


                 Residential Funding Mortgage Securities I, Inc.
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-72493                  75-2006294
---------------------------          ---------                  ----------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                       55437
 ----------------------                                       -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Item 5.  Other Events.

         The consolidated balance statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1999 and 1998 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ending December 31, 1999, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.              Description

1                      23                       Consent of
                                                PricewaterhouseCoopers LLP,
                                                independent auditors of
                                                Financial Security Assurance
                                                Inc. with respect to the
                                                Residential Funding Mortgage
                                                Securities I, Inc. Mortgage
                                                Pass-Through Certificates,
                                                Series 2000-S6


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL FUNDING MORTGAGE
                                  SECURITIES I, INC.


                                  By:    /s/ Randy Van Zee
                                  Name:  Randy Van Zee
                                  Title: Vice President

Dated: May 22, 2000



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.


                                    By:
                                    Name:      Randy Van Zee
                                    Title:     Vice President

Dated: May 22, 2000


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                                                   EXHIBIT INDEX

                  Item 601(a) of                                Sequentially
Exhibit           Regulation S-K                                Numbered
Number            Exhibit No.           Description             Page

1                          23        Accountant's Consent

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                                    EXHIBIT 1


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc. relating to the RFMSI Series 2000-S6 Trust of our report dated January 25, 2000, except for Note 18, as to which the date is March 14, 2000 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".

                                          /s/PricewaterhouseCoopers LLP
                                          PricewaterhouseCoopers LLP

May 22, 2000


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